                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-26694                    93-0945003
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                     585 West 500 South
                      Bountiful, Utah                          84010
          (Address of principal executive offices)          ((Zip Code)

        Registrant's telephone number, including area code (801) 298-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         This filing is being made to amend the Company's Current Report on Form
8-K, filed with the Securities and Exchange Commission on June 2, 2006.

Item 9.01. Financial Statements and Exhibits

a.       Financial Statements and Exhibits

         The consolidated financial statements and consolidated financial statement schedules of The Med-Design Corporation were filed in their annual report on Form 10-K/A, filed May 1, 2006, for the year ended December 31, 2005, and their quarterly report on Form 10-Q, filed May 15, 2006, for the three months ended March 31, 2006, which financial statements and related schedules are hereby incorporated by reference.

b.       Pro Forma Financial Information

         See Unaudited Condensed Combined Pro Forma Financial Information
beginning on page F-1 hereof.

c.       Shell Company Transactions

         Not applicable.

d.       Exhibits

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: August 17, 2006            By     /s/ Jeffrey M. Soinski
                                    Jeffrey M. Soinski
                                    President, Chief Executive Officer, Director

Item 9.01. Financial Statements and Exhibits

(a)      Financial statements of business acquired.

         As Med-Design was a publicly held corporation prior to the merger, their Form 10-K/A filed May 1, 2006 for the year ended December 31, 2005 and their Form 10-Q filed May 15, 2006 for the three months ended March 31, 2006 are incorporated by reference herein. The reader may find these reports on-line at
www.sec.gov.

(b)      Pro forma financial information.

         The following unaudited pro forma condensed combined financial statements for Specialized Health Products International, Inc. ("SHPI") have been prepared to give effect to the merger with The Med-Design Corporation
("Med-Design") using the purchase method of accounting for all periods presented. The historical financial information has been derived from, and is qualified by reference to, the consolidated financial statements of SHPI included in its Form 10-KSB for the year ended December 31, 2005 and its Form
10-QSB for the three months ended March 31, 2006 and for Med-Design included in its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the three months ended March 31, 2006 filed with the Securities and Exchange
Commission ("SEC"). The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of SHPI and Med-Design as of
March 31, 2006, giving effect to the combination as if it occurred on March 31,
2006. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2006 combines the historical consolidated statements of operations of SHPI and Med-Design giving effect to the combination as if it occurred on January 1, 2006.

         These unaudited pro forma condensed combined financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the combination been completed on the assumed date or for the periods presented, or that may be realized in the future. The companies incurred certain transaction costs, and Med-Design incurred certain severance and related expenses. The pro forma financial information reflects the estimated effect of these activities. The unaudited pro forma condensed combined financial statements should be read in conjunction with
"Management's Discussion and Analysis of Financial Condition and Results of
Operations" and the historical consolidated financial statements, including the related notes, of SHPI and Med-Design covering these periods.

                  [REMAINDER OF PAGE INTNETIONALLY LEFT BLANK]

                                      F-1

                              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                              AS OF MARCH 31, 2006
                                                 (in thousands)

                                                       Historical  Historical       Pro Forma      Consolidated
                                                         SHPI      Med-Design      Adjustments      Pro Forma
Current assets
   SHPI............................................    $   3,058                 $     (525)(A)
   Med-Design......................................                $   10,614          (425)(B)
                                                                                     (1,100)(C)     $  11,622
Property, plant and equipment, net
   SHPI............................................        1,055
   Med-Design......................................                       174           (20)(E)         1,209

Patents, net
   SHPI............................................          236                                          236
   Med-Design......................................                     1,713        (1,713)(E)             -

License agreements.................................                     5,655        (3,170)(E)         2,485

Goodwill                                                       -            -           883 (E)           883

Other assets.......................................          687                       (575)(A)           112
                                                       ----------  -----------   -----------        ----------

Total assets.......................................    $   5,036   $   18,156    $   (6,645)        $  16,547
                                                       ==========  ===========   ===========        ==========

Total liabilities..................................    $   4,493   $      585    $    1,560 (D)     $   6,638

Common stock:
   SHPI............................................          894                        430 (F)
   Med-Design......................................                       169             2 (C)
                                                                                       (171)(G)         1,324
Additional paid-in capital:
   SHPI............................................       40,103                      8,053 (F)
                                                                                        883 (E)

   Med-Design......................................                    72,143           131 (C)
                                                                                    (72,274)(G)        49,039

Accumulated deficit
   SHPI............................................      (40,454)
   Med-Design......................................                   (54,719)         (425)(B)
                                                                                     (1,233)(C)
                                                                                     (4,903)(E)
                                                                                     61,280 (G)       (40,454)
Accumulated other comprehensive loss...............                       (22)           22 (G)            --
                                                       ----------  -----------   -----------        ----------

Total stockholders' equity.........................          543       17,571        (8,205)            9,909
                                                       ----------  -----------   -----------        ----------

Total liabilities and stockholders' equity.........    $   5,036   $   18,156    $   (6,645)        $  16,547
                                                       ==========  ===========   ===========        ==========

                                                        F-2

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                (in thousands, except for per share information)

                                                     Historical     Historical       Pro Forma     Consolidated
                                                           SHPI     Med-Design     Adjustments        Pro Forma

Revenue.......................................          $ 2,028        $ 1,057                          $ 3,085
Cost of goods sold............................              723            500           $ (30)(H)        1,193
                                                  ---------------------------------------------   --------------
Gross profit..................................            1,305            557              30            1,892

Research and development......................              830            148             (13)(H)          965
Sales, general and administrative
    SHPI......................................              659                                           1,562
    Med-Design................................                             959             (56)(H)
Amortization of deferred compensation                       327                                             327
                                                  ---------------------------------------------   --------------
Loss from operations..........................             (511)          (550)             99             (962)
Other income (expense)........................              (32)           131              --               99
                                                  ---------------------------------------------   --------------
Net loss......................................          $  (543)       $  (419)          $  99          $  (863)
                                                  =============================================   ==============

Basic and diluted net loss per share..........          $ (0.01)       $ (0.02)                         $ (0.01)
Basic and diluted weighted average number of
  common shares outstanding...................        44,630,556     16,874,486     21,238,734(I)    66,156,288
                                                                                   (16,874,486)

                                                              F-3

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                         COMBINED FINANCIAL INFORMATION

(1) Description of Transaction and Basis of Presentation

         At the annual stockholder meeting of SHPI held May 18, 2006 and the special stockholder meeting of Med-Design held June 2, 2006, stockholders of both companies approved the Agreement and Plan of Merger and Reorganization entered into by the parties on November 21, 2005. Under the agreement,
Med-Design stockholders received 21,525,866 shares of SHPI's common stock in exchange for their16,874,486 shares of Med-Design common stock, utilizing the exchange rate of 1.25863. Upon completion of this exchange, the former
Med-Design stockholders owned approximately 32.48% of the outstanding shares of
SHPI.

         Med-Design was incorporated in 1994 and since that time has been principally engaged in the design and development of safety medical needle products and technologies. Med-Design has a broad intellectual property portfolio that relates primarily to retractable safety needle technology.
Several product applications of this technology have been licensed to Becton,
Dickinson and Company ("BD"). BD currently markets two product lines that are royalty bearing to Med-Design, the Integra(TM) Syringe and the Vacutainer(R)
Push Button Blood Collection Set. In 2004, Med-Design acquired the rights to manufacture and market the SafeStep(R) Huber Needle Set, a proprietary safety
Huber needle currently distributed in the U.S. market.

         SHPI and Med-Design both have a history of operating losses. The directors and management teams of both companies believed that the combination of the organizations would provide a stronger, more competitive company capable of achieving greater financial strength, operating efficiencies, earning power, access to capital and growth potential than either company would have separately.

         The combination became effective on June 2, 2006, the date the
Med-Design stockholders voted to approve the merger.

(2) Purchase Price

         The purchase price of Med-Design is calculated as follows: (in thousands)

          Fair value of SHPI shares issued.......................   $  9,687
          Assumptions of Med-Design liabilities..................      2,145
          Acquisition costs......................................      1,086
          Fair value of SHPI warrants issued in exchange for
            the outstanding Med-Design warrants..................         14
                                                                    ---------
          Estimated purchase price...............................   $ 12,932
                                                                    =========

         For pro forma purposes, the fair value of the SHPI shares used in determining the purchase price was $.45 per share, which is the average closing price of SHPI's common stock for the 90 days prior to and the 90 days after
November 21, 2005, as listed on the OTC Bulletin Board.

         For pro forma purposes the SHPI warrants were valued using the
Black-Scholes model.

         The assumed liabilities include $552,000 of accounts payable and
$1,593,000 of accrued liabilities.

         For pro forma purposes, the purchase price has been allocated based on a valuation of Med-Design's tangible and intangible assets and liabilities as of
June 2, 2006 as determined by an independent valuation firm. (See Footnote 3(E)
for that purchase price allocation). The final determination of the purchase price allocation will be based on the fair values of the assets within one year of the closing date.

(3) Pro Forma Adjustments:

         (A) Payment of transaction costs incurred by SHPI, includes a $400,000 transaction fee to SHPI's investment banker and $125,000 in legal and accounting fees, along with $575,000 in capitalized merger

                                      F-4

             costs already recognized at March 31, 2006. The $1,100,000 total is offset against the paid-in capital arising from the transaction.

         (B) Payment of transaction costs incurred by Med-Design includes a
             $275,000 transaction fee to Med-Design's investment banker and
             $150,000 in legal and accounting fees.

         (C) Payment of $1,100,000 of severance payments to former Med-Design officers and other employees and issuance of 233,509 Med-Design shares in exchange for all outstanding options. For pro forma purposes, the fair value of the Med-Design shares used in
             determining the compensation charge of $133,100 was the March 17,
             2006 closing price as listed on NASDAQ of $0.57 per share. The fair value of the shares issued in exchange for all outstanding options was based on the closing price as listed on NASDAQ on the date of issuance.

         (D) Assumption of Med-Design accounts payable and accrued liabilities totaling $2,146,000 results in an adjustment to total liabilities of $1,560,000.

         (E) The allocation of the purchase price to the assets acquired is shown as follows: (in thousands)

             Current assets........................................   $  9,410
             Property, plant and equipment.........................        154
             License rights........................................      2,485
             Goodwill                                                      883
                                                                     ---------
             Total.................................................   $ 12,932
                                                                     =========

         (F) To reflect the fair market value of the shares to be issued to
             Med-Design's stockholders at the consummation of the merger agreement. Assumes the issuance of 21,525,866 shares of SHPI common stock in exchange for the Med-Design common stock based on
             16,874,486 Med-Design shares outstanding at March 31, 2006. The number of shares issued is based on an exchange ratio of 1.25863
             (See Note 1). SHPI common stock has a par value of $.02, with the balance of the value recognized as additional paid-in capital. (See
             Note 2 for SHPI stock valuation basis.) Also to reflect the $14,000 fair value of the SHPI warrants to be issued in exchange for the outstanding Med-Design warrants.

         (G) To eliminate Med-Design equity accounts.

         (H) Represents the difference between pro forma depreciation and amortization expense of the acquired equipment, Becton Dickinson royalty agreements, Safe-Step license agreement and patents and the historical amortization and depreciation amounts as reflected in the Med-Design financial statements. (in thousands)

                                                                    Three
                                                                    Months
                                                                     Ended
                                                                   03/31/06
                                                                   ----------
          New depreciation of equipment(1).......................   $     6
          New amortization of royalty agreements(2)..............        63
          Less: Historical depreciation and amortization.........      (168)
                                                                    --------
          Pro forma adjustment...................................   $   (99)
                                                                    ========
         ------------------
         (1) Represents depreciation of the estimated fair value of equipment to be retained by SHPI on a straight-line basis over their estimated average useful lives of approximately three years.
         (2) Represents amortization of the estimated fair value of the license rights related to the Becton Dickinson royalty agreements and the
             SafeStep(R) Huber Needle Set on a straight-line basis over their estimated average useful life of approximately 10 years.

                                      F-5

         (I) The pro forma adjustment for the number of shares outstanding for the combined entity is calculated using the basic and diluted average number of shares outstanding for Med-Design as reported on their Form 10-Q filed for the period ended March 31, 2006, multiplied by the exchange ratio of 1.25863 shares of SHPI common stock for each shares of Med-Design common stock.

                                      F-6